                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b) (2)

                                   ----------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                         95-4655078
         (State of incorporation                      (I.R.S. employer
         if not a national bank)                    identification No.)

        1999 Avenue of the Stars
               26th Floor
         Los Angeles, California                           90067
(Address of principal executive offices)                 (Zip Code)

                              Robert M. Macallister
                  Vice President and Assistant General Counsel
                J. P. Morgan Trust Company, National Association
                     c/o 1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-1716
            (Name, address and telephone number of agent for service)

                                   ----------

                                STEELCASE INC.
               (Exact name of obligor as specified in its charter)

                MICHIGAN                                 38-0819050
     (State or other jurisdiction of                  (I.R.S. employer
     incorporation or organization)                 identification No.)

           901-44TH STREET SE
         GRAND RAPIDS, MICHIGAN                            49508
(Address of principal executive offices)                 (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1.   Articles of Association of the Trustee as Now in Effect (see
                  Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5.   Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.   Not Applicable

     Exhibit 9.   Not Applicable

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 12th day of January, 2006.

                                        J. P. Morgan Trust Company, National
                                        Association


                                        By /s/ George N. Reaves
                                           -------------------------------------
                                           George N. Reaves
                                           Authorized Officer

                                    EXHIBIT 6

                 THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION
                                321(b) OF THE ACT

                                January 12, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Steelcase Inc. and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION


                                        By /s/ George N. Reaves
                                           -------------------------------------
                                           George N. Reaves
                                           Vice President

EXHIBIT 7. Report of Condition of the Trustee.

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                                                                    30-SEP-05

                                                                                      ($000)
           Hyperion Accounts to pick up   ASSETS                                     -------
                                   1105   Cash and Due From Banks                     44,924
                             1200, 1400   Securities                                 214,539
                                   1560   Loans and Leases                           115,633
                                   1600   Premises and Fixed Assets                    7,396
                                  19216   Intangible Assets                          356,469
                                  19194   Goodwill                                   202,094
1800, 19060, 19092, 19200,
19250                                     Other Assets                                43,434
                                                                                     -------
                                   1999      TOTAL ASSETS                            984,489
                                                                                     =======

                                          LIABILITIES
                                   2105   Deposits                                   119,305
                                   2710   Other Liabilities                           47,817
                                                                                     -------
                                   2800      TOTAL LIABILITIES                       167,122

                                          EQUITY CAPITAL
                                   3100   Common Stock                                   600
                                   3200   Surplus                                    701,587
                             3400, 3620   Retained Earnings                           72,537
                                                                                     -------
                                   3520      TOTAL EQUITY CAPITAL                    817,367
                                                                                     -------
                                   3900      TOTAL LIABILITIES AND EQUITY CAPITAL    984,489
                                                                                     =======


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